Supplement Dated July 14, 2009 To the Prospectus Dated May 1, 2009 For the Farmers Life Accumulator

Issued through

Farmers Variable Life Separate Account A (the Separate Account )

Offered by

Farmers New World Life Insurance Company

IMPORTANT NOTICE REGARDING CHANGE IN SUBADVISOR

Effective July 14, 2009, the PVC SmallCap Growth Account II, UBS Global Asset Management (Americas) Inc. will no longer be a Subadvisor

This Supplement amends your Prospectus by deleting the reference to the Subadvisor for PCV SmallCap Growth Account II (formerly, PVC SmallCap Growth Account) (Class 2 Shares) in the chart provided under Investment Objectives of the Portfolios in your Prospectus

Please retain this Supplement for Future Reference

If you have any questions, please call the Service Center toll-free at 1-877-376-8008 or write the Service Center at P. O. Box 724208, Atlanta, GA 31139.